SECURITIES AND EXCHANGE COMMISSION

WASHINGTON D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 7, 2012

DOVER MOTORSPORTS, INC.

(Exact name of registrant as specified in its charter)

Commission File Number 1-11929

Delaware	51-0357525
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

1131 N. DuPont Highway, Dover, Delaware 19901

(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (302) 883-6500

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry Into Material Definitive Agreements.

At a meeting held on December 7, 2012, the following resolutions were adopted by the Compensation and Stock Incentive Committee of the Board of Directors of the registrant:

Chief Executive Officer Compensation.

“RESOLVED, that, effective as of January 1, 2013, the salary for the Chief Executive Officer of the Company shall remain $250,000 per annum and the determination of a discretionary annual incentive for fiscal year ending 2013 will be dependent upon an overall favorable evaluation of the Chief Executive Officer's performance and be calculated as five percent (5%) of the year over year increase in the Company's pre-tax earnings, as determined by this Committee in its sole discretion, including any adjustments for extraordinary or non-recurring items as the Committee may deem appropriate.

FURTHER RESOLVED, that the Chief Executive Officer shall be paid a discretionary annual incentive for fiscal year ending 2012 in accordance with the formula established at the beginning of 2012 as follows: $150,000 of the total estimated incentive of $164,000 shall be paid prior to the end of fiscal year ending 2012 and the balance paid in 2013 once the calculation is finalized.”

Other Executive Officer Compensation.

“RESOLVED, that the following salary changes are being made for Executive Officers of the Company for fiscal year 2013 and shall be effective January 1, 2013:

Executive Officer	Title	Annual Salary

Michael A. Tatoian	Executive Vice President & Chief Operating Officer	$200,000
Timothy R. Horne	Senior Vice President-Finance & Chief Financial Officer	$140,000
Klaus M. Belohoubek	Senior Vice President-General Counsel & Secretary	$190,000
Thomas G. Wintermantel	Treasurer and Assistant Secretary	$190,000

FURTHER RESOLVED, that the determination of a discretionary annual incentive for the Executive Vice President for fiscal year ending 2013 will be dependent upon an overall favorable evaluation of the Executive Vice President’s performance and be calculated as two percent (2%) of the year over year increase in the Company’s pre-tax earnings, as determined by this Committee in its sole discretion, including any adjustments for extraordinary or non-recurring items as the Committee may deem appropriate.

FURTHER RESOLVED, that the Executive Vice President shall be paid a discretionary annual incentive for fiscal year ending 2012 in accordance with the formula established at the beginning of 2012 as follows: $50,000 of the total estimated incentive of $65,000 shall be paid prior to the end of fiscal year ending 2012 and the balance paid in 2013 once the calculation is finalized.

FURTHER RESOLVED, that the following bonuses shall be paid to Executive Officers of the Company prior to the end of the fiscal year ending 2012 for their performance in 2012:

Executive Officer	Title	Bonus

Timothy R. Horne	Senior Vice President-Finance & Chief Financial Officer	$15,000
Klaus M. Belohoubek	Senior Vice President-General Counsel & Secretary	$15,000
Thomas G. Wintermantel	Treasurer and Assistant Secretary	$5,000”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dover Motorsports, Inc.

/s/ Denis McGlynn
Denis McGlynn
President and Chief Executive Officer

Dated: December 13, 2012